UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2022

YUMANITY THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37695	20-8436652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Guest Street, Suite 4410 Boston, MA	02135
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 409-5300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.001 per share	YMTX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

As previously disclosed, on June 5, 2022, Yumanity Therapeutics, Inc., a Delaware corporation (“Yumanity”), entered into the Agreement and Plan of Merger with Kineta, Inc., a Washington corporation (“Kineta”) and Yacht Merger Sub, Inc., a Washington corporation and wholly-owned subsidiary of Yumanity (such transaction, the “Merger”).

On June 28, 2022, Kineta issued a press release announcing the appointment of Thierry Guillaudeux, PhD to Chief Scientific Officer of Kineta. As Chief Scientific Officer, Dr. Guillaudeux will lead Kineta’s Research and Development team and oversee all of Kineta’s innovative drug programs from discovery through clinical development. The press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, is being furnished, shall not be deemed “filed” for any purpose, and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such a filing.

Important Information and Where to Find It

This communication may be deemed to be solicitation material with respect to the proposed transaction between Yumanity and Kineta. In connection with the proposed transaction, Yumanity intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 that will contain a prospectus and a proxy statement. Yumanity will mail the proxy statement/prospectus to the Yumanity stockholders, and the securities may not be sold or exchanged until the registration statement becomes effective. Investors and securityholders of Yumanity and Kineta are urged to read these materials when they become available because they will contain important information about Yumanity, Kineta and the proposed transaction. This communication is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that Yumanity may file with the SEC or send to securityholders in connection with the proposed transaction. Investors and securityholders may obtain free copies of the documents filed with the SEC, once available, on Yumanity’s website at www.yumanity.com, on the SEC’s website at www.sec.gov or by directing a request to Yumanity’s Investor Relations at (212) 213-0006 ext. 331.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

Each of Yumanity, Kineta and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Yumanity in connection with the proposed transaction. Information about the executive officers and directors of Yumanity is set forth in Yumanity’s Definitive Proxy Statement on Schedule 14A relating to the 2022 Annual Meeting of Stockholders, filed with the SEC on April 25, 2022. Other information regarding the interests of such individuals, who may be deemed to be participants in the solicitation of proxies for the stockholders of Yumanity, will be set forth in the proxy statement/prospectus, which will be included in Yumanity’s registration statement on Form S-4 when it is filed with the SEC. You may obtain free copies of these documents as described above.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibit furnished herewith contain forward-looking statements based upon the current expectations of Yumanity and Kineta. Forward-looking statements involve risks and uncertainties and include, but are not limited to, statements about the structure, timing and completion of the proposed transaction; the listing of the combined company on Nasdaq after the closing of the proposed Merger; expectations regarding the ownership structure of the combined company after the closing of the proposed Merger; the expected executive officers and directors of the combined company; the expected cash position of each of Yumanity and Kineta and the combined company at the closing of the proposed Merger; the future operations of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company; the executive and board structure of the combined company; the location of the combined company’s corporate headquarters; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for data and other clinical and preclinical results; Kineta having sufficient resources to advance its pipeline; and other statements that are not historical fact. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) the risk that the conditions to the closing of the proposed transaction are not satisfied, including the failure to timely obtain stockholder approval for the transactions, if at all; (ii) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of Yumanity and Kineta to consummate the proposed Merger; (iii) risks related to Yumanity’s ability to manage its operating expenses and its expenses associated with the proposed transaction pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed transaction; (v) the risk that as a result of adjustments to the exchange ratio, Yumanity stockholders and Kineta shareholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Yumanity’s common stock relative to the exchange ratio; (vii) unexpected costs, charges or expenses resulting from either or both of the proposed transaction; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (ix) the risk that the amount of the dividend distributed to Yumanity stockholders in connection with its previously announced asset sale, if any, may be lower than currently anticipated; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; (xi) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xii) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; and (xiii) risks associated with the possible failure to realize certain anticipated benefits of the proposed transaction, including with respect to future financial and operating results. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Yumanity’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 filed with the SEC, and in other filings that Yumanity makes and will make with the SEC in connection with the proposed transaction. You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Except as required by law, Yumanity expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release, dated June 28, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 2022	Yumanity Therapeutics, Inc.

	By:	/s/ Richard Peters
	Name:	Richard Peters
	Title:	President & Chief Executive Officer